UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): August 7, 2007


                           HALIFAX CORPORATION
         (Exact name of registrant as specified in its charter)


    Virginia               1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

5250 Cherokee Avenue, Alexandria, Virginia            22312
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(703)658-2400

                         N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On August 7, 2007, Halifax Corporation, a Virginia corporation (the "Company"), changed its name to Halifax Corporation of Virginia, which became effective upon the filing of the Articles of Amendment to Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia. Pursuant to Section 13.1-706 of the Virginia Stock Corporation Act, the change in name was approved by the Company's Board of Directors and effected without shareholder action. A copy of the Articles of Amendment to Articles of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.         Description

     3.1                 Articles of Amendment to Articles of
                    Incorporation of the Company.

                                SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  August  7, 2007        By:   /s/Joseph Sciacca
                                    Joseph Sciacca
                                    Vice President, Finance & CFO

                              EXHIBIT INDEX




  Exhibit No.                 Description

     3.1                 Articles of Amendment to Articles of
                    Incorporation of the Company.